Exhibit 99.3

VIBE RECORDS, INC.
FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED
MARCH 31, 2008

UNAUDITED

CONTENTS

Page

Financial Statements:

Balance Sheet	1

Statement of Operations	2

Statement of Stockholders’ Equity	3

Statement of Cash Flows	4

Notes to Financial Statements	5-13

UNAUDITED

VIBE RECORDS, INC.
BALANCE SHEET
MARCH 31, 2008

ASSETS
CURRENT ASSETS:
Cash on hand and in bank	$6,779

TOTAL CURRENT ASSETS	$6,779

PROPERTY AND EQUIPMENT - AT COST	60,089
Less accumulated depreciation	(22,641)

NET PROPERTY AND EQUIPMENT	37,448

OTHER ASSETS:
Due from affiliated entities	125,484
Investment in Benaquista Galleries, Inc.	135,000

TOTAL OTHER ASSETS	260,484

TOTAL ASSETS	$304,711

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	37,208
Notes payable	1,527,227
Accrued interest payable	539,156
TOTAL LIABILITIES	2,103,591

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock - $.0001 par value, 100,000,000 authorized
13,489,201 issued and outstanding	1,348
Additional paid in capital	2,257,652
Accumulated deficit	(4,057,880)
TOTAL STOCKHOLDERS’ EQUITY	(1,798,880)

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$304,711

UNAUDITED

VIBE RECORDS, INC.
STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE SIX MONTHS MARCH 31, 2008

REVENUES	$-0-
OPERATING EXPENSES
Research and artist developments costs	106,178
General and administrative expenses	51,634
Professional fees	52,533
Interest expense	88,234

TOTAL OPERATING EXPENSES	298,579

INCOME FROM OPERATIONS	(298,579)

PROVISION FOR INCOME TAXES	-0-

NET (LOSS)	(289,579)

OTHER COMPREHENSIVE INCOME	- 0-

COMPREHENSIVE LOSS	(289,579)

Loss per weighted-average share of common stock outstanding,
computed on net loss - basic and fully diluted	(.022)

Weighted-average number of shares of common stock outstanding -
basic and fully diluted	$13,489,201

UNAUDITED

VIBE RECORDS, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE SIX MONTHS ENDED MARCH 31, 2008

			Additional
	Common stock		paid in	Accumulated
	Shares	Amount	Capital	Deficit	Totals

Balance at
October 1, 2007	13,489,201	$1,348	$2,257,652	$(3,759,301)	$(1,500,301)

Net loss for the year	-	-	-	(298,579)	(298,579)

Balance at
March 31, 2008	13,489,201	$1,348	$2,257,652	$(4,057,880)	$(1,798,880)

UNAUDITED

VIBE RECORDS, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MARCH 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(298,579)
Adjustments to reconcile net loss to net cash used
in operating activities
Depreciation	6,747
Increase (Decrease) in
Accrued interest payable	66,481
Accounts payable and accrued expenses	37,208

NET CASH USED FOR OPERATING ACTIVITIES	(188,143)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash advanced to affiliated parties	(27,141)
Cash paid to acquire property and equipment	(5,505)
Investment in Benaquista Galleries, Inc.	(135,000)

NET CASH USED FOR INVESTING ACTIVITIES	(167,646)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received on notes payable	351,100

NET CASH PROVIDED BY INVESTING ACTIVITIES	351,100

INCREASE IN CASH	(4,689)

CASH AT BEGINNING OF PERIOD	11,468

CASH AT END OF PERIOD	$6,779

SUPPLEMENTAL DISCLOSURE OF INCOME TAXES PAID
Interest paid during the period	$21,753
Income taxes	$0

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

a)   NATURE OF BUSINESS

Vibe Records, Inc. is a Delaware corporation.  On September 10, 2007, Vibe
Records and Vibe Records Holding completed a plan and accounting of merger with Vibe Records, Inc. being the surviving corporation.  The Company conducts business operations as an independent record label.  As an independent label it distributes, and produces recordings in all electronic forms as well as operating a recording and production facility.

b)   CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

c)   CONCENTRATION OF CREDIT RISK

The Company in the ordinary course of business occasionally exceeds the Federal
Deposit Insurance Corporation of $100,000.  The Company has not experienced
Any loss to date as a result of this policy.  At March 31, 2008, the Company was not in excess of the $100,000 limit.

d)   PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, maintenance and repairs are charged to operations.  All fixed assets are depreciated over their estimated useful lives ranging from five to eight years using the straight-line method.  Leasehold improvements that are material in nature are capitalized.

e)   INCOME TAXES

The Company accounts for income taxes under SFAS No. 109, “Accounting for
Income Taxes”.  Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carry forwards.  Deferred tax assets and liabilities are measured using expected tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.  As of March 31, 2008, no significant differences existed.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (continued)

f)    USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)   ADVERTISING COSTS

Advertising costs are expensed in the period incurred.  The Company had no advertising expenses for the period ending March 31, 2008.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2008, is comprised of the following:

Recording and computer equipment	$20,978
Furniture and fixtures	8,858
Automobile	30,253
60,089
Less: Accumulated depreciation	22,641

Net property and equipment	$37,448

Depreciation expense for the three months ended March 31, 2008 was $6,747.

NOTE 3 - MASTER RECORDINGS

The Company acquired the rights to use the Vibe Records, Inc. trademark license, master recordings and its name.  The Company purchased these rights by issuing stock to the shareholders of Vibe Records, Inc.  The valuation of the asset is based upon experience of the management of the Company and their knowledge of the costs of producing the master recordings.  Management has provided a 100% valuation allowance in regard to this asset.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 4 - LOANS PAYABLE

The Company maintains a working capital line of credit for $600,000 with Wachovia Bank.  Interest is paid monthly at the bank’s prime rate.  The note is 100% secured by marketable securities of a shareholder.  The balance outstanding as of March 31, 2008, was $599,921.

Vibe Records Holding Inc. issued a Promissory Note, dated March 31, 2004, for $25,000 to Robert L. Fulton.  Said note called for interest at a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Fulton shall have the right, for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 30,000 Shares of Vibe Records, Inc. stock.

Vibe Records Holdings Inc. issued a Promissory Note, dated March 31, 2004, for $25,000 to Ronald Alcus.  Said note called for interest a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Alcus shall have the right for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 30,000 Shares of Vibe Records, Inc. stock.

Vibe Records Holdings Inc. issued a Promissory Note, dated March 31, 2004, for $25,000 to Paul Scaturro.  Said note called for interest a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Scaturro shall have the right for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 30,000 Shares of Vibe Records, Inc. stock.

Vibe Records Holdings Inc. issued a Promissory Note, dated March 31, 2004, for $35,000 to Robert Fishman.  Said note called for interest a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Fishman shall have the right for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 30,000 Shares of Vibe Records, Inc. stock.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 4 - LOANS PAYABLE (continued)

Vibe Records Holdings Inc. issued a Promissory Note, dated March 31, 2004, for $70,000 to Kevin Kemp.  Said note called for interest a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Kemp shall have the right for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 100,000 Shares of Vibe Records, Inc. stock.

Vibe Records Holdings Inc. issued a Promissory Note, dated March 31, 2004, for $25,000 to James P. Amonette.  Said note called for interest a rate of Ten Percent.  Principal and interest were made payable on December 31, 2004.  Mr. Amonette shall have the right for a period of thirty (30) business days following effectiveness of any registration statement filed by the Company, to convert the principal and accrued but unpaid interest into shares of the Company’s Common Stock at $1.25 per share.  In addition, the note was collateralized by a Pledge Agreement for 20,000 Shares of Vibe Records, Inc. stock.

As of March 31, 2008, we have an aggregate principal amount, including accrued interest thereon, of $ 306,365 due under our convertible promissory notes payable to Robert I. Fulton, Ronald Alcus, Paul Scaturro, Robert Fishman, Kevin Kemp, James Amonette and Charles Taylor, as described above.  We are currently negotiating with the holders of this indebtedness to convert all amounts and payable into an aggregate of 278,250 shares of our common stock, based on a conversion price equal to $1.25 per share.  We have not finalized any agreement with these Noteholders and there is no assurance that we will ever finalize and enter into any such agreement with these noteholders.

The Company has been advanced various sums by Mr. Robert S. McCoy and Michael Tyler.  These notes are secured in part by 30% of the issued and outstanding stock of the Company owned by the majority shareholder.  These loans bear interest at 10% and are due upon demand.

On March 31, 2008, approximately $1,600,000 in principal amounts owed to Mr. McCoy and
Mr. Tyler were converted to Common Stock at $1.25 per share.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 4 - LOANS PAYABLE (continued)

The following is a summary of the outstanding principal and accrued interest:

	Principal	Accrued Interest	Total

Robert McCoy	$436,153	$272,621	$708,774
Michael Tyler	225,700	170,168	395,868

Totals	$661,853	$442,789	$1,104,642

The Company has incurred a bank note for the purchase of an automobile.  The note calls for payments of principal and interest of $693.62 with a final payment due May 25, 2011.  The note is collateralized by the automobile costing $30,252.

NOTE 5 - LEGAL PROCEEDINGS

Vibe Records, Inc. has filed a Summons and Complaint against the Baker Girls for breach of their Artist Recording Contract, Use and Misappropriation of Trade Secrets, Usurpation of Corporate Assets and Opportunity, Breach of Fiduciary Obligations, Tortious Interference with Contractual Relations, Tortious Interference with Prospective Business Relations, Fraud, Unjust Enrichment, Copyright Infringement and False Designation of Origin under the Lanham Act.  The Company is seeking a Preliminary and Permanent Injunction, and Accounting as well as the imposition of a Constructive Trust as well as One Million Dollars in compensatory and punitive damages before the Court of Maury County in the State of Tennessee.

In addition, the Company is party to certain previous material disputes as follows:

Vibe Records, Inc. and Vibe Ventures, Inc.:

Vibe Records, Inc. (Records) and Vibe Ventures, Inc. (Ventures) (an unrelated third party) are parties to a 1990’s declaratory judgment action.  That litigation was commenced to determine each entity’s entitlement to use the “Vibe” trademark, and resulted in an agreement regarding the respective rights to the use of the intellectual property (i.e. Vibe trademark.)  The agreement was memorialized in a settlement agreement (the “Settlement Agreement”) and an accompanying

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 5 - LEGAL PROCEEDINGS (continued)

Vibe Records, Inc. and Vibe Ventures, Inc.:

Licensing agreement (the “License” entered into on or about May 29, 1998, between the two unrelated companies.  Pursuant to the Settlement Agreement, Vibe Records agreed to assign the registration for its mark (as defined in the Settlement Agreement) to Vibe Ventures, pursuant to an assignment attached to the Settlement Agreement in exchange for Vibe Venture’s license of Vibe Records mark, pursuant to the License.  The License set forth in pertinent parts, Vibe Records’ right, as follows:

1.  Ventures hereby grants to Records the right and license to use the Mark only as the name of arecord label and for records distribution, meaning wholesale distribution of music by a record company, but except as specifically permitted in paragraph 2 of the License.

2.  Nothing in the License shall prohibit Records from using the Mark to identify Records as a record label on records, tapes, CD’s and/or other media now existing or existing in the future used to record music (and on merchandise such as clothing sold to promote Records’ record label) (the “Licensed Products”) sold through direct mail, the Internet and/or in retail stores.

3.   Ventures will not itself use, nor will it enter into any license or other agreement to permit the use of the Mark on Licensed Products, nor will it use the word “VIBE” in immediate proximity to the exact work Records on any Licensed products.

Based upon this agreement, it is Vibe Records’ intellectual property counsel’s opinion that Vibe Ventures is not entitled to create a record label and/or distribute records under the mark assigned to Vibe Records in as much as such use would constitute a use of the Mark on a Licensed Product in violation of paragraph 3 of the License.

On July 5, 2006, The Wicks Group of Companies, L.L.C., A New York-based private equity firm, announced their acquisition of VIBE Ventures, the world’s leading urban music and lifestyle magazine.  Along with their acquisition, management expressed a commitment to extend the VIBE brand into multiple media platforms and distribution channels, while strengthening its unique position among it base of young and multicultural consumers.  A contemporaneous full page advertisement in the June 2006 addition of Vibe Magazine offered “CERTIFIED CLASSIC VIBE REVOLUTIONS CD HITS VOLUME ONE, IN STORES SOON!” which the Company’s legal counsel believes is clear infringement on Vibe Records valued licensed rights.  Furthermore, Vibe Magazine is now promoting other internet music activities available for sale on their website.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 5 - LEGAL PROCEEDINGS (continued)

On or about June 14, 2006, Vibe Records, through it intellectual property counsel, served notice upon Ventures to cease and desist from any further discussions which reference, utilize or interfere with the license held by Vibe Records, Inc.  Although Vibe Records is willing to discuss the possibility of a strategic alliance with Vibe Ventures, a license agreement and/or an alternative assignment of rights that would result in enhanced revenues for both Ventures and Records, Vibe Records may seek damages against Vibe Ventures for infringement on Vibe Records’ intellectual property rights pursuant to the Agreement.

In addition to the foregoing, the Company has pledged the Company’s intellectual property rights in the name “Vibe Records” to Robert S. McCoy pursuant to a Security Lien Agreement whereby McCoy holds a superior lien against any monies received regarding the Trademark license Agreement with Vibe Ventures, LLC.  This lien will be removed when the loans to Mr. McCoy are repaid in the aggregate principal amount of $600,000.

On February 11, 2008, the Company’s motion for an extension to discovery was granted by the United States Patent and Trademark office whereby the Company received a (90) day extension on discovery until May 12, 2008.  Currently, a Stipulation of Settlement is in discussion between the parties.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Leases

The Company entered into various lease agreements for office space expiring in December 2007 calling for rent payments of $3,500 per month.  Subsequent to the balance sheet date the company entered into a new lease calling for monthly payment of $1,850 plus real estate taxes.  Future minimum lease payments are as follows:

Year ending
December 31	Amounts

2008	$36,200
2009	25,700
2010	25,700
2011	25,700
2012 and thereafter	25,700

Totals	$113,300

NOTE 7 - SUBSEQUENT EVENTS

On November 12, 2007, Benaquista Galleries, Inc. entered into a Share Exchange Agreement (“Agreement”) with the Company to acquire 100% of the issued and outstanding shares of the Company in exchange for 13,390,930 common shares of common shares of Benaquista Galleries, Inc. The Agreement also provides that Benaquista Galleries, Inc. will undergo a 1.5: 1 dividend or forward split prior to the closing of the stock exchange and that 2 Directors nominated by the Company will be appointed to Benaquista Galleries, Inc.’s Board of Directors.  There are a number of conditions to the closing contained within the Agreement as well as the customary representations and warranties.  The consummation of this transaction would result in a change of control of Benaquista Galleries, Inc.

In a separate transaction, Benaquista Galleries, Inc.’s President and CEO James Price (Price) entered into a share sale agreement with the Company’s President and CEO Timothy Olphie (Olphie) whereby Olphie would personally acquire 396,910 of Price’s 896,910 common shares in Benaquista Gallleries, Inc. for a payment of $600,000 or approximately $1.51 per share.  A non-refundable deposit of $100,000 has been paid towards the purchase of these shares.

UNAUDITED

VIBE RECORDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 7 - SUBSEQUENT EVENTS

On January 11, 2008, Benaquista Galleries, Inc., the Company, James Price and Timothy Olphie entered into an Agreement of Sale (“New Agreement”) that cancelled the previous Share Exchange Agreement between the Company and Benaquista Galleries, Inc. dated November 12, 2007 and cancelled the previous Share Purchase Agreement between Price and Olphie dated October 8, 2007.  The New Agreement provides for Olphie or Vibe to Purchase 496,910 common shares of Benaquista Galleries, Inc. from Price for $500,000.   The purchase must occur within a 45 days of the New Agreement date.  Benaquista Galleries, Inc. made covenants in the agreement not to issue any common shares or options orundertake any material indebtedness during this 45 day time frame.  The Agreement also provides for anti-dilution protection for Price to guarantee that his remaining 400,000 shares in the corporation constitute a least 5% to 5.5% of the total issued and outstanding shares of the corporation for a period of 180 days.  Pursuant to the terms or the New Agreement, the Company made a payment $25,000 to Benaquista Galleries, Inc. on February 25, 2008.